Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated August 30, 2019 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6, Institutional Class, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Dynamic Allocation Fund (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” is hereby revised and restated in its entirety as follows:

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic”, together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The portfolio managers responsible for allocation will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, they regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 20% and 100% of the Fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

Within the “Equity” and “Fixed Income” component limits described above, the Fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility US Fixed Income – Intermediate Credit and US Fixed Income – Long Duration Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

US Fixed Income – Intermediate Credit. This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Intermediate Credit Bond Index (which as of July 31, 2019 had an effective duration of 4.15 years).

•

US Fixed Income – Long Duration Credit. The investment process for the US Fixed Income – Long Duration Credit strategy mirrors that of the US Fixed Income – Intermediate Credit strategy described above, except that the responsible portfolio manager adjusts average duration of investments with reference to the Bloomberg Barclays Long Credit Bond Index (which as of July 31, 2019 had an effective duration of 14.14 years).

The Fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Within the Fund Summary relating to the Fund, the following is hereby added to the alphabetical list of principal risks in the subsection entitled “Principal Risks” after the first five risks:

Call Risk: A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk: The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund —Portfolio Managers” is hereby revised and restated in its entirety as follows:

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Fund since 2015.

Michael Heldmann, CFA, portfolio manager and director, has managed the Best Styles Global Equity and Best Styles Managed Volatility sleeves of the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income Fund, has managed the Funds since 2019.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2016.

Effective immediately, the subsection entitled “Principal Investments and Strategies of Each Fund — AllianzGI Global Dynamic Allocation Fund” is hereby restated in its entirety as follows:

Principal Investments and Strategies	Investment Objective		Dividend Frequency
	Seeks long-term capital appreciation		At least annually

	Allocation Strategy	Baseline	Normal Range
	Equity Exposure	60%	20% to 100%
	Fixed Income Exposure	40%	0% to 80%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic,” together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The portfolio managers responsible for allocation will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, if a mutual fund in which the Fund invests employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 20% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Additionally, exposure to “opportunistic” asset classes resulting from investments held in Best Styles Global Equity, Best Styles Global Managed Volatility and Intermediate and Long Duration Credit strategies described below does not count against the 20% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, they regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 20% and 100% of the Fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

Within the “Equity” and “Fixed Income” Component limits described above, the Fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility, US Fixed Income – Intermediate Credit and US Fixed Income – Long Duration Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

US Fixed Income – Intermediate Credit. This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Intermediate Credit Bond Index (which as of July 31, 2019 had an effective duration of 4.15 years).

•

US Fixed Income – Long Duration Credit. The investment process for the US Fixed Income – Long Duration Credit strategy mirrors that of the US Fixed Income – Intermediate Credit strategy described above, except that the responsible portfolio manager adjusts average duration of investments with reference to the Bloomberg Barclays Long Credit Bond Index (which as of July 31, 2019 had an effective duration of 14.14 years).

The Fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•   Allocation Risk

•   Market Risk

•   Issuer Risk

•   Equity Securities Risk

•   Management Risk

•   Call Risk

•   Commodity Risk

•   Confidential Information Access Risk

•   Convertible Securities Risk

•   Credit and Counterparty Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Fixed Income Risk

•   Focused Investment Risk

•   High Yield Risk

•   Index Risk

•   Interest Rate Risk

•   IPO Risk

•   Leveraging Risk

•   Liquidity Risk

•   Mortgage-Related and Other Asset-Backed Risk

• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund Risks • Variable Distribution Risk

The information relating to the Fund contained in the table in the subsection “Management of the Funds — Investment Manager” in the Prospectus is hereby deleted and replaced with the following:

AllianzGI Global Dynamic Allocation Fund	Claudio Marsala	2015	Mr. Marsala is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. As the head of the Multi Asset Total Return and Alternatives team, he manages multi asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. He has 17 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.

	Giorgio Carlino, CFA	2015	Mr. Carlino, CFA, is a portfolio manager, a managing director and Global CIO Multi Asset US with Allianz Global Investors, which he joined in 2001. He was previously a private-client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 18 years of investment-industry experience. Before joining the firm, he worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the University of Bologna, Department of Statistics.

	Paul Pietranico, CFA (Lead)	2016	Mr. Pietranico is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he is a portfolio manager for the target-date portfolios, as well as for other asset-allocation portfolios, including 529 college savings plans. Mr. Pietranico has 23 years of investment-industry experience. He previously

		worked at Charles Schwab & Co., focusing on research related to portfolio simulation, optimization and construction; asset allocation; retirement planning; and investment manager due diligence. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science, and an M.S. in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.

Michael Heldmann, CFA	2016	Mr. Heldmann is a senior portfolio manager, a director and Head of Best Styles North America with Allianz Global Investors, which he joined in 2007. He is responsible for developing the Best Styles US Equity team while building on its research capabilities. Mr. Heldmann previously managed Best Styles Emerging Markets and Best Styles Europe Equity products. He has 10 years of investment-industry experience. Before joining the firm, Mr. Heldmann worked for the international laboratory CERN in Geneva, Switzerland, as a particle physics researcher. He has a master’s degree in physics from the University of Mainz, Germany, and a Ph.D. from the University of Freiburg, Germany. Mr. Heldmann is a CFA charterholder.

Carl W. Pappo, Jr., CFA	2019	Mr. Pappo is CIO US Fixed Income with Allianz Global Investors, which he joined in 2017. As the leader of the US Fixed Income team, his responsibilities include chairing the core strategy team (which sets portfolio risk allocations) and acting as lead portfolio manager for a number of strategies. He is also a member of the firm’s US Executive Committee. Mr. Pappo has 26 years of investment-industry experience. Mr. Pappo previously worked at Columbia Threadneedle Investments, where he was head of the core fixed-income team; earlier at the firm, he led the credit team and the investment grade research team. Before that, Mr. Pappo worked at Fleet Investment Advisors where he managed taxable fixed-income funds and institutional portfolios. He began his career as a corporate bond trader. Mr. Pappo has a B.S. in accounting from Babson College. He is a CFA charterholder.

Corresponding changes are hereby made to the remainder of this subsection.

Disclosure Relating to All Series

Effective immediately, the information within the section of the Prospectus entitled “Classes of Shares” in the subsection entitled “Initial Sales Charges — Class A Shares — Sales at Net Asset Value” is hereby revised and restated in its entirety as follows:

Sales at Net Asset Value. Each Fund may sell its Class A shares at NAV without a sales charge to

(i) Affiliated individuals or entities defined here:

• current, former or retired officers, trustees, directors or employees of the Trust, Allianz Funds, Allianz Asset Management of America L.P., AllianzGI U.S. or the Distributor, other affiliates of AllianzGI U.S. and funds advised or subadvised by any such affiliates, provided that any such former employee established an account holding Fund shares during his or her period of employment;

• a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and;

• any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of brokers that sell Fund shares or such persons’ spouses, parents or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries; and participants purchasing shares for plans sponsored by employers, professional organizations or associations or charitable organizations;

(iv) participants investing through accounts known as “wrap accounts” where a broker or dealer is paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers that use a Fund in particular investment products or programs or in particular situations and where sales of Fund shares at NAV are a feature of the product or program offering; and

(vi) accounts for which there is no broker of record listed on the account.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions

In addition, each Fund may issue its Class A shares at NAV without a sales charge pursuant to the automatic reinvestment of income dividends or capital gains distributions or in connection with plans of reorganization involving the Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

Current registered representatives and other full-time employees of brokers that sell Fund shares or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at NAV without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50. Further information about sales charge waivers is included throughout this “Classes of Shares — Initial Sales Charges — Class A Shares” section and elsewhere in this “Classes of Shares” section.

Effective immediately, the information within the section of the Prospectus entitled “Appendix A-Intermediary Sales Charge Discounts and Waivers” is hereby revised and restated in its entirety as follows:

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the applicable Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section of the prospectus entitled “Classes of Shares” for more information on sales charges and waivers available for different classes.

Ameriprise Financial, Inc. (“Ameriprise Financial”), Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), Morgan Stanley Smith Barney LLC (“Morgan Stanley”) and Raymond James (as defined below) have implemented a schedule of sales charge discounts and waivers, as described below. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

CLASS A TRANSACTIONS THROUGH AND CLASS C SHARES HELD WITH AMERIPRISE FINANCIAL

Class C Share Auto Exchange Provision

The following information applies to Class C shares you hold in an account with Ameriprise Financial:

Automatic exchange of Class C shares. Class C shares will automatically exchange to Class A shares of the same Fund in the month of the 10-year anniversary of the purchase date.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Prospectus:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a “covered family member,” defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CLASS A AND CLASS C TRANSACTIONS THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates as described in the Prospectus.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2.

•	Shares sold to pay Merrill Lynch fees, but only if the transaction is initiated by Merrill Lynch.

•	Shares acquired through a right of reinstatement.

•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to a transfer to a fee based account or platform (applicable to Class A and Class C shares only).

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus.

•

Rights of accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

CLASS A TRANSACTIONS THROUGH MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program, as maintained by Morgan Stanley Wealth Management and communicated to the Fund.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge.

CLASS A AND C TRANSACTIONS THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus. Please note that clients of Raymond James holding shares of a Fund or Funds directly with the Funds’ Transfer Agent will not be eligible for the Raymond James waivers and discounts described below, but rather would be eligible for the waivers and discounts described in the Prospectus. Please speak with your Raymond James financial professional for more information.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Please retain this Supplement for future reference.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated August 30, 2019 to

the Statement of Additional Information

(“SAI”)

of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Dynamic Allocation Fund (the “Fund”)

Effective immediately, within Appendix E — Principal Investments, Strategies and Risks of Underlying Funds, the subsection entitled “AllianzGI Global Dynamic Allocation Fund — Principal Investments and Strategies” is hereby deleted in its entirety and replaced with the following:

Investment Objective		Dividend Frequency
Seeks long-term capital appreciation		At least annually

Allocation Strategy	Baseline	Normal Range
Equity Exposure Fixed Income	60%	20% to 100%
Exposure	40%	0% to 80%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic,” together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The portfolio managers responsible for allocation will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, if a mutual fund in which the Fund invests employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 20% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Additionally, exposure to “opportunistic” asset classes resulting from investments held in Best Styles Global Equity, Best Styles Global Managed Volatility and Intermediate and Long Duration Credit strategies described below does not count against the 20% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, they regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 20% and 100% of the Fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

Within the “Equity” and “Fixed Income” Component limits described above, the Fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility, US Fixed Income – Intermediate Credit and US Fixed Income – Long Duration Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

US Fixed Income – Intermediate Credit. This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Intermediate Credit Bond Index (which as of July 31, 2019 had an effective duration of 4.15 years).

•

US Fixed Income – Long Duration Credit. The investment process for the US Fixed Income – Long Duration Credit strategy mirrors that of the US Fixed Income – Intermediate Credit strategy described above, except that the responsible portfolio manager adjusts average duration of investments with reference to the Bloomberg Barclays Long Credit Bond Index (which as of July 31, 2019 had an effective duration of 14.14 years).

The Fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

•   Allocation Risk

•   Market Risk

•   Issuer Risk

•   Equity Securities Risk

•   Management Risk

•   Call Risk

•   Commodity Risk

•   Confidential Information Access Risk

•   Convertible Securities Risk

•   Credit and Counterparty Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Fixed Income Risk

•   Focused Investment Risk

•   High Yield Risk

•   Index Risk

•   Interest Rate Risk

•   IPO Risk

•   Leveraging Risk

•   Liquidity Risk

•   Mortgage-Related and Other Asset-Backed Risk

• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund Risks • Variable Distribution Risk

Effective immediately, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) is hereby revised to remove all references to Matthais Grein and Fabian Lutzenberger as portfolio managers of the Fund.

The Subsection is hereby further revised to indicate that Carl W. Pappo, Jr. has been added as a portfolio manager of the Fund.

Information regarding other accounts managed by Mr. Pappo, as well as his ownership of securities of the Fund, each as of July 31, 2019, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Carl W. Pappo, Jr.	3	320	4	2,465	3	94

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Carl W. Pappo, Jr.	0	0	0	0	0	0

Securities Ownership

AllianzGI Global Dynamic Allocation Fund	Dollar Range of Equity Securities

Carl W. Pappo, Jr.	None

Disclosure Relating to All Series

Effective immediately, the information within the section of the SAI entitled “How to Buy and Sell Shares” in the subsection entitled “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C, Class R, Class T, Class R6, Class P, Institutional Class and Administrative Class Shares — Registered Representatives’ Investments” is hereby revised and restated in its entirety as follows:

Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses, parents or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Please retain this Supplement for future reference.